ELITE PHARMACEUTICALS TO COLLABORATE WITH THE PHARMANETWORK ON
           COMMERCIALIZING A GENERIC VERSION OF A SYNTHETIC NARCOTIC

NORTHVALE, N.J.--November 14, 2006--Elite Pharmaceuticals, Inc. ("Elite" or the "Company") (AMEX: ELI) has entered into a development agreement with The PharmaNetwork, LLC ("TPN"). Elite and TPN expect to co-develop and commercialize a generic version of a synthetic narcotic analgesic drug, and upon completion of development, intend to license it for sale.

"We are pleased to initiate this relationship with The PharmaNetwork, a development company with an experienced team of formulation experts and a proven track record of filing ANDAs," said Bernard Berk, Chairman and Chief Executive Officer of Elite. "This agreement is consistent with our overall strategy to add products to our pipeline which address specialized niche markets."

"Elite's expertise in both the generic and pain management markets provides us with a synergistic fit," commented Jonathan Rome, President of TPN. "We look forward to working closely with Elite, and bringing to market another generic product."

Elite currently has a pipeline of partnered generic products estimated to address a market of $4 billion. The Company's generics portfolio addresses indications including infection and anxiety. In addition, Elite has two branded products, Lodrane 24 which is currently on the market and Lodrane 24D, expected to launch by the end of 2006, and two pain products, ELI-216, an abuse deterrent oxycodone hydrochloride product and ELI-154, a once-daily oxycodone hydrochloride product.

ABOUT TPN

ThePharmaNetwork, LLC is engaged in the development, manufacturing, and licensing, and marketing of strategically selected generic pharmaceuticals as well as providing comprehensive business development solutions that utilize its well established network of international business relationships.

ABOUT ELITE PHARMACEUTICALS

Elite Pharmaceuticals is a specialty pharmaceutical company principally engaged in the development and manufacturing of oral controlled-release products. The Company's strategy includes developing generic versions of controlled release drug products with high barriers to entry and assisting partner companies in the life cycle management of products to improve off-patent drug products. Elite's technology is applicable to develop delayed, sustained or targeted release capsules or tablets. Elite has one product currently being sold commercially and a pipeline of eight other drug products under development in the therapeutic areas that include pain management, allergy, cardiovascular and infection. The addressable market for Elite's current pipeline of generic and branded drug products exceeds $6 billion. Elite also has a GMP and DEA registered facility for research, development, and manufacturing located in Northvale, NJ.

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THIS NEWS RELEASE CONTAINS FORWARD-LOOKING  STATEMENTS,  INCLUDING THOSE RELATED
TO THE PRELIMINARY NATURE OF THE CLINICAL PROGRAM RESULTS AND THE POTENTIAL FOR FURTHER PRODUCT DEVELOPMENT, THAT INVOLVE KNOWN AND UNKNOWN RISKS, DELAYS, UNCERTAINTIES AND OTHER FACTORS NOT UNDER THE CONTROL OF ELITE, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANIES TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE OR OTHER EXPECTATIONS IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. IN PARTICULAR, BECAUSE SUBSTANTIAL FUTURE TESTING WILL BE REQUIRED PRIOR TO APPROVAL, THE RESULTS DESCRIBED ABOVE MAY NOT BE SUPPORTED BY ADDITIONAL DATA OR BY THE RESULTS OF SUBSEQUENT TRIALS. THESE RISKS AND OTHER FACTORS, INCLUDING THE TIMING OR RESULTS OF PENDING AND FUTURE CLINICAL TRIALS, REGULATORY REVIEWS AND APPROVALS BY THE FOOD AND DRUG ADMINISTRATION AND OTHER REGULATORY AUTHORITIES, AND INTELLECTUAL PROPERTY PROTECTIONS AND DEFENSES, ARE DISCUSSED IN THE ELITE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION SUCH AS THE 10K, 10Q AND 8K REPORTS. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

FOR FURTHER INFORMATION, CONTACT:

Investor Relations
The Investor Relations Group
Dian Griesel/ Antima "Taz" Sadhukhan
Phone: 212-825-3210
or
For Elite Pharmaceuticals, Inc.
Dianne Will, Investor Relations
Phone: 518-398-6222
E-Mail: dwill@willstar.net
Website: www.elitepharma.com
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